                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549




                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): February 18, 1999
                                                        -----------------

                           Merrill Lynch & Co., Inc.
                           -------------------------
            (Exact name of Registrant as specified in its charter)


     Delaware                       1-7182                 13-2740599
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 (State or other                 (Commission           (I.R.S. Employer
 jurisdiction of                 File Number)          Identification No.)
 incorporation)

World Financial Center, North Tower, New York, New York 10281-1220
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   (Address of principal executive offices)             (Zip Code)



Registrant's telephone number, including area code: (212) 449-1000
                                                    --------------


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         (Former name or former address, if changed since last report.)

Item 5.  Other Events
------   ------------

     Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-59997) filed by Merrill Lynch & Co., Inc. ("ML&Co.") with the Securities and Exchange Commission covering Senior Debt Securities issuable under an indenture dated as of April 1, 1983, as amended and restated, between ML&Co. and The Chase Manhattan Bank (the "Indenture"). ML&Co. will issue $51,000,000 aggregate principal amount of Energy Select Sector SPDR(R) Fund Market Index Target-Term Securities(R) due February 21, 2006 under the Indenture. The exhibits consist of the form of Securities and an opinion of counsel relating thereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

                                  EXHIBITS

         (4) Instruments defining the rights of security holders, including indentures.

                         Form of Merrill Lynch & Co., Inc.'s Energy Select Sector SPDR(R) Fund Market Index Target-Term Securities(R) due February 21, 2006.

         (5) & (23)      Opinion re: legality; consent of counsel.

                         Opinion of Brown & Wood LLP relating to the Energy Select Sector SPDR(R) Fund Market Index Target-Term Securities(R) due February 21, 2006 (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration Statement relating to such Securities).

                                   SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                        MERRILL LYNCH & CO., INC.
                                        -------------------------
                                              (Registrant)



                                        By:  /s/ Theresa Lang
                                           ----------------------
                                                 Theresa Lang
                                                 Treasurer


Date:  February 18, 1999

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549














                            MERRILL LYNCH & CO., INC.












                          EXHIBITS TO CURRENT REPORT ON
                        FORM 8-K DATED FEBRUARY 18, 1999











                                                   Commission File Number 1-7182

                                  Exhibit Index


Exhibit No.      Description                                                Page
-----------      -----------                                                ----

(4) Instruments defining the rights of security holders, including indentures.

                        Form of Merrill Lynch & Co., Inc.'s Energy
                        Select Sector SPDR(R) Fund Market Index
                        Target-Term Securities(R) due February 21,
                        2006.

(5) & (23)       Opinion re:  legality; consent of counsel.

                        Opinion of Brown & Wood LLP relating to the
                        Energy Select Sector SPDR(R) Fund Market
                        Index Target-Term Securities(R) due February
                        21, 2006 (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration Statement relating to such Securities).